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                                                                   Exhibit 10.21


                              ROBINSON COMPANIES
                    NONQUALIFIED DEFERRED COMPENSATION PLAN
                                TRUST AGREEMENT
                               (2000 STATEMENT)
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                              ROBINSON COMPANIES
                    NONQUALIFIED DEFERRED COMPENSATION PLAN
                                TRUST AGREEMENT
                               (2000 STATEMENT)

                               TABLE OF CONTENTS
                                                                            Page

SECTION 1.   ESTABLISHMENT OF TRUST............................................1

SECTION 2.   PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.............2

SECTION 3.   TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST
             BENEFICIARY WHEN PRINCIPAL SPONSOR IS INSOLVENT...................3

SECTION 4.   INVESTMENT AUTHORITY..............................................4

SECTION 5.   DISPOSITION OF INCOME.............................................5

SECTION 6.   ACCOUNTING BY TRUSTEE.............................................5

SECTION 7.   RESPONSIBILITY OF TRUSTEE.........................................5

SECTION 8.   COMPENSATION AND EXPENSES OF TRUSTEE..............................7

SECTION 9.   RESIGNATION AND REMOVAL OF TRUSTEE................................7

SECTION 10.  APPOINTMENT OF SUCCESSOR..........................................8

SECTION 11.  AMENDMENT OR TERMINATION..........................................8

SECTION 12.  MISCELLANEOUS.....................................................9

SECTION 13.  EFFECTIVE DATE....................................................9
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                              ROBINSON COMPANIES
                    NONQUALIFIED DEFERRED COMPENSATION PLAN
                                TRUST AGREEMENT
                               (2000 STATEMENT)


     THIS AGREEMENT Made and entered into as of January 1, 2001, by and between C.H. ROBINSON WORLDWIDE, INC. (the "Principal Sponsor") and American Express Trust Company, a Minnesota trust company (the "Trustee");

     WHEREAS, Principal Sponsor has adopted a nonqualified deferred compensation Plan known as the Robinson Companies Nonqualified Deferred Compensation Plan (the "Plan").

     WHEREAS, Principal Sponsor has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan;

     WHEREAS, Principal Sponsor wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of Principal Sponsor's creditors in the event of Principal Sponsor's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

     WHEREAS, it is the intention of the parties that the Plan and this Trust shall constitute an unfunded arrangement for federal income tax purposes and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purpose of Title I for the Employee Retirement Income Security Act of 1974:

     WHEREAS, it is the intention of Principal Sponsor to make contributions to the Trust to provide itself with a source of funds to assist in the meeting of its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised held and disposed of as follows:

SECTION 1. ESTABLISHMENT OF TRUST.

     (a) Principal Sponsor hereby deposits with Trustee in trust $100, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Trust Agreement. The Trustee will be responsible only for actual dollars deposited with this Trust and will not have any duties or liabilities until the Trust receives deposits of more than a de minimus amount.

     (b)  The Trust hereby established shall be revocable by Principal Sponsor.
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     (c)  The Trust is intended to be a grantor trust, of which Principal
          Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Principal Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against Principal Sponsor. Any assets held by the Trust will be subject to the claims of Principal Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in
          Section 3(a) herein.

     (e) Principal Sponsor, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

     (f) Principal Sponsor represents that it shall restrict participation in the Plan relating to or supported by this trust to a "select group of management or highly compensated employees," as that phrase is used in and defined under Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Principal Sponsor represents to the Trustee that this trust is exempt from Parts 2, 3, and 4 of Title 1 of ERISA. Principal Sponsor agrees to indemnify against and hold harmless from any and all claims, judgments, settlements and related costs or damages incurred by the Trustee resulting from Trustee's reliance on these representations.

SECTION 2. PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

     (a) Principal Sponsor shall, from time to time, deliver instructions to Trustee (the "Payment Instructions") that indicate the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provide a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Instructions. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of

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          benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Principal Sponsor. The Trustee may delegate to the Principal Sponsor the responsibility for the reporting, withholding, and payments as described above, pursuant to separate agreement.

     (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by Principal Sponsor or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

     (c) Notwithstanding paragraph (a) above, Principal Sponsor may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. Principal Sponsor shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. The Trustee shall remit to Principal Sponsor the amount to be paid to Plan participants and their beneficiaries (or to reimburse Principal Sponsor for amounts previously paid to Plan participants and their beneficiaries). To the extent Principal Sponsor makes payment of benefits directly to Plan participants or their beneficiaries, Principal Sponsor shall be responsible for withholding and reporting.

     (d) In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, Principal Sponsor shall make the balance of each such payment as it falls due. Trustee shall notify Principal Sponsor where principal and earnings are not sufficient.

SECTION 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN
           PRINCIPAL SPONSOR IS INSOLVENT.

     (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Principal Sponsor is Insolvent. Principal Sponsor shall be considered "Insolvent" for purposes of this Trust Agreement if (i) Principal Sponsor is unable to pay its debts as they become due, or (ii) Principal Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b)  At all times during the continuance of this Trust, as provided in
          Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Principal Sponsor under federal and state law as set forth below:

          (i) The Board of Directors and the Chief Executive Officer of Principal Sponsor shall have the duty to inform Trustee in writing of Principal Sponsor's Insolvency. If a person claiming to be a creditor of Principal

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               Sponsor alleges in writing to Trustee that Principal Sponsor has become Insolvent, Trustee shall determine whether Principal Sponsor is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

         (ii) Unless Trustee has actual knowledge of Principal Sponsor's Insolvency, or has received notice from Principal Sponsor or a person claiming to be a creditor alleging that Principal Sponsor is Insolvent, Trustee shall have no duty to inquire whether Principal Sponsor is Insolvent. Trustee may in all events rely on such evidence concerning Principal Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Principal Sponsor's solvency.

         (iii) If at any time Trustee has determined that Principal Sponsor is Insolvent, Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Principal Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any right of Plan participants or their beneficiaries to pursue their rights as general creditors of Principal Sponsor with respect to benefits due under the Plan or otherwise.

         (iv) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee received a determination that Principal Sponsor is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Principal Sponsor in lieu of the payment provided for hereunder during any such period of discontinuance.

SECTION 4. INVESTMENT AUTHORITY.

     (a) The Trustee shall have the authority, as directed by the Principal Sponsor, to invest in government securities, common stocks, preferred stocks, bonds, notes, commercial paper, fixed time deposits, money market instruments, mutual funds including any investment offered by the Trustee or its affiliates. The Principal Sponsor can delegate to each participant the right to direct the Trustee as to the appropriate allocation within the authorized investments selected by the Principal Sponsor. The Principal Sponsor, or if delegated to the Trustee, retains the authority to override a Participant's direction.

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     (b)  If so directed by the Principal Sponsor, the Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Principal Sponsor. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by the Principal Sponsor.

          "The Principal Sponsor shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair value for any asset held by the Trust. This right is exercisable by the Principal Sponsor in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity."

SECTION 5. DISPOSITION OF INCOME.

     During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

SECTION 6. ACCOUNTING BY TRUSTEE.

     Trustee shall keep accurate and detailed records of all investment, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Principal Sponsor and Trustee. Within 120 days following the close of each calendar year and within 120 days after the removal or resignation of Trustee, Trustee shall deliver to the Principal Sponsor a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investment purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

SECTION 7. RESPONSIBILITY OF TRUSTEE.

     (a) (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Principal Sponsor which is contemplated by, and in reasonable conformity with, the terms of the Plan or this Trust and is given in writing by Principal Sponsor. In the event of a dispute between Principal Sponsor and a


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          party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Principal Sponsor agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If Principal Sponsor does not pay such cost, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

     (c) Trustee may consult with legal counsel (who may also be counsel for Principal Sponsor or Trustee generally) with respect to any of its duties or obligations hereunder.

     (d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     (g) The Trustee shall deliver or cause to be executed and delivered, to the Principal Sponsor, all notices, prospectuses, finance statements proxies and proxy soliciting materials relating to investments held hereunder. The Trustee shall not vote any proxy or tender offer election, participate in any voting trust, exercise any options or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Principal Sponsor. If no such written instructions are timely received, such proxies, elections and voting trust shall not be voted: such options or subscription rights shall not be exercised: and such mergers, reorganizations, consolidation, liquidations or sales shall not be joined, dissented from or opposed.

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     (h)  The Trustee may, in the exercise of its discretion, invest and reinvest the assets of any trust created under this Agreement in assets issued or distributed by American Express Financial Corporation or any of its successors, subsidiaries or affiliates, even though American Express Financial Corporation and its successors, subsidiaries or affiliates are affiliated with the Trustee. Assets that the Trustee may acquire pursuant to the authority granted by this paragraph include, but are not limited to load and no-load mutual funds.

          The Trustee shall have full discretionary authority to make sales, purchases and exchanges of assets of any trust created under this Agreement to, from, through any securities broker/dealer owned by or affiliated with American Express Financial Corporation, including but not limited to American Express Securities Services, or any of its successors, subsidiaries or affiliates, or any unaffiliated persons, partnerships or corporations it may select, and settle transactions in the usual course of business.

     (i) The Trustee's responsibilities do not include filing with the DOL of a Registration Statement or any other documents or any determination of the need to register the plan or any portion of the plan as a security, or the performance of any service related to the plan's compliance with any requirement under the Securities Act of 1933, the Securities Exchange Act of 1934, the Blue Sky laws of any state or other jurisdiction, or any related regulations, administrative rules or requirements.

SECTION 8. COMPENSATION AND EXPENSES OF TRUSTEE.

     Principal Sponsor shall pay all administrative and Trustee's fees and expenses. If not so paid, the Trustee shall deduct the fees and expenses directly from the Trust. The Trustee will, as part of its compensation for services, receive the interest earned on any uninvested cash awaiting investment into or distribution from the Trust.

SECTION 9. RESIGNATION AND REMOVAL OF TRUSTEE.

     (a) Trustee may resign at any time by written notice to Principal Sponsor, which shall be effective 60 days after receipt of such notice unless Principal Sponsor and Trustee agree otherwise.

     (b) Trustee may be removed by Principal Sponsor on 60 days notice or upon shorter notice accepted by Trustee.

     (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, subject to Trustee's rights to deduct fees and expenses pursuant to Section 9, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless Principal Sponsor extends the time limit.

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     (d)  If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

SECTION 10. APPOINTMENT OF SUCCESSOR.

     (a)  If Trustee resigns (or is removed) in accordance with Section 10(a) or
          (b) hereof, Principal Sponsor may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Principal Sponsor or the successor Trustee to evidence the transfer.

     (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Principal Sponsor shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

SECTION 11. AMENDMENT OR TERMINATION.

     (a) This Trust Agreement may be amended by a written instrument executed by Trustee and Principal Sponsor.

     (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan, unless sooner revoked in accordance with Section 1(b) hereof. Upon termination of the Trust any assets remaining in the Trust shall be returned to Principal Sponsor.

     (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, Principal Sponsor may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to Principal Sponsor.

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SECTION 12. MISCELLANEOUS.

     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of Minnesota except to the extent federal law is controlling.

SECTION 13. EFFECTIVE DATE.

     Upon the execution by the Trustee, the effective date of this Trust Agreement shall be January 1, 2001.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed as of the day and year first above written.

C.H. ROBINSON WORLDWIDE, INC.,                 AMERICAN EXPRESS TRUST COMPANY,
Principal Sponsor                              Trustee

By:         /s/ Troy A. Renner                 By:       /s/ Tara L. Stonehouse
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Title:      Treasurer                          Title:    Vice President
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Date:       December 20, 2000                  Date:     January 8, 2001
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